                                                                    EXHIBIT 99.2










                        THE PEOPLES PUBLISHING GROUP INC.

                              FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 1996

                       THE PEOPLES PUBLISHING GROUP INC.
                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996





          C O N T E N T S                                               PAGE NO.
          ---------------                                               --------


INDEPENDENT AUDITORS' REPORT                                               1

FINANCIAL STATEMENTS:

     BALANCE SHEET AS OF DECEMBER 31, 1996                                 2-3

     STATEMENT OF OPERATIONS FOR THE YEAR ENDED                            4
     DECEMBER 31, 1996

     STATEMENT OF CASH FLOWS FOR THE YEAR ENDED                            5-6
     DECEMBER 31, 1996

     STATEMENT OF CHANGES IN STOCKHOLDERS EQUITY                           7
     FOR THE YEAR ENDED DECEMBER 31, 1996

NOTES TO FINANCIAL STATEMENTS                                              8-17

                         [POLLACK & CULNEN LETTERHEAD]





INDEPENDENT AUDITORS' REPORT



To The Board of Directors and Shareholders of
The Peoples Publishing Group Inc.


We have audited the accompanying balance sheet of The Peoples Publishing Group, Inc. as of December 31, 1996 and the related statements of changes in stockholders' equity, operations and cash flows for the year then ended. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements . An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Peoples Publishing Group, Inc. as of December 31, 1996 and the results of operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.

These financial statements have been restated from those originally issued. See note 7.



                                                           /s/ Pollack & Culnen


March 26, 1997 (January 14, 1999 as to note 7)
River Edge, New Jersey

                        THE PEOPLES PUBLISHING GROUP INC.
                                  BALANCE SHEET
                                DECEMBER 31, 1996







ASSETS

CURRENT ASSETS
Cash and Cash Equivalents                                               $296,830
Accounts Receivable ( Net of Allowance
for Doubtful Accounts of $ 9,297)                                        254,766
Inventory                                                                142,570
Prepaid Catalog Expenses (Note 7)                                         69,310
Deferred Income Taxes (Note 8)                                           122,095
Prepaid Expenses                                                          10,753
Deferred Prepublication Costs (Note 2)                                    87,378
Advance Royalties                                                          6,866
                                                                      ----------

TOTAL CURRENT ASSETS                                                                    $   990,568

EQUIPMENT - At Cost, Less Accumulated
  Depreciation of $ 39,934 (Note 4)                                                          48,654

OTHER ASSETS

Advance Royalties                                                         27,200
Deferred Income Taxes (Note 8)                                           326,572
Deferred Prepublication Costs (Note 2)                                    97,754
Intangible Assets, net (Note 5)                                          209,977
Security Deposits                                                          4,695
                                                                      ----------

TOTAL OTHER ASSETS                                                                          666,198
                                                                                        -----------

TOTAL ASSETS                                                                            $ 1,705,420
                                                                                        ===========





       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                                 BALANCE SHEET
                               DECEMBER 31, 1996







LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)


CURRENT LIABILITIES
Accounts Payable                                                      $  284,933
Accrued Expenses (Note 9)                                                 77,269
Notes Payable (Note 6)                                                   168,803
Deferred Revenue                                                           4,935
Corporate Taxes Payable                                                    2,120
                                                                      ----------

TOTAL CURRENT LIABILITIES                                                               $   538,060

LONG TERM LIABILITIES

Notes Payable (Note 6)                                                                       56,852

TOTAL LIABILITIES                                                                           594,912

COMMITMENTS (Notes 10 and 12)

MANDATORY REDEEMABLE PREFERRED STOCK (Note 11)
Redeemable Cumulative Convertible Preferred Stock, Par Value
$ .001 6,000,000 shares authorized. 1,958,120  shares issued and
outstanding, at redemption value plus accrued dividends. (Note 11)                        2,454,923

STOCKHOLDERS' EQUITY (DEFICIT) (Note 7)

Common Stock, Par Value $.001; 9,000,000
Shares Authorized, 500,000 Shares Issued
and Outstanding                                                              500
Additional Paid In Capital                                                 9,500
Retained Earnings (Deficit)                                           (1,354,415)
                                                                      ----------

TOTAL STOCKHOLDERS' EQUITY (DEFICIT)                                                     (1,344,415)
                                                                                        -----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)                                    $ 1,705,420
                                                                                        ===========







       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996







Net Sales                                                           $ 2,081,832

Cost of Sales                                                           567,365
                                                                    -----------
Gross Profit                                                          1,514,467
Selling and Administrative Expenses                                   1,298,553
                                                                    -----------

Income from Operations                                                  215,914


Other Income (Expenses)

Interest Income                                                           8,747
Interest Expense                                                        (29,177)
Loss on Sale of Fixed Assets                                               (204)
                                                                    ------------

Income Before Taxes                                                     195,280

Income Tax Provision                                                     93,749
                                                                    -----------

Net Income                                                              101,531

Preferred Stock Dividends                                                95,841
                                                                    -----------

Net Income Applicable to Common Stockholders                        $     5,690
                                                                    ===========











       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996




CASH FLOWS FROM OPERATING ACTIVITIES
Net Income                                                                              $ 101,531

Adjustments to Reconcile Net Income to Net
Cash Provided by Operating Activities:

                  Depreciation                                          $ 11,778
                  Amortization                                            50,229
                  Loss on Sale of Fixed Assets                               204
                                                                        --------
                                                                                           62,211
                                                                                        ---------

                  Subtotal                                                              $ 163,742

Decrease (Increase) in Assets:

                  Accounts Receivable                                    (60,972)
                  Inventory                                              (10,714)
                  Prepaid Expenses                                         1,449
                  Pre-Publication Costs                                   11,520
                  Security Deposits                                         (250)
                  Prepaid Catalog Expenses                               (37,406)
                  Advance Royalties                                        3,091
                  Deferred Income Taxes                                   91,529

Increase (Decrease) in Liabilities:

                  Accounts Payable                                       (97,267)
                  Accrued Expenses                                         2,990
                  Deferred Revenue                                        (8,446)
                  Corporate Taxes Payable                                    200
                                                                        --------

                           Total Adjustments                                             (104,276)
                                                                                        ---------

NET CASH PROVIDED BY OPERATING ACTIVITIES                                               $  59,466




       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                            STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED DECEMBER 31, 1996











NET CASH PROVIDED BY OPERATING ACTIVITIES - continued                                               $  59,466

CASH FLOWS FROM INVESTING ACTIVITIES

         Purchase of Fixed Assets                                        (15,346)
         Proceeds from Sale of Fixed Assets                                  500
                                                                         -------

         Net Cash Flows From Investing Activities                                                     (14,846)

CASH FLOWS FROM FINANCING ACTIVITIES

         Payments on Installment Note                                                                 (36,240)
                                                                                                    ---------

         Net Increase in Cash and Cash Equivalents                                                      8,380

Cash and Cash Equivalents at Beginning of Year                                                        288,450
                                                                                                    ---------

CASH AND CASH EQUIVALENTS AT END OF YEAR                                                            $ 296,830
                                                                                                    =========


Supplemental Cash Flow Information:

         Cash payments for interest                                                   $32,811
         Income Taxes                                                                   2,020
         Non Cash Activities:
                  Increase in mandatory redeemable preferred stock, and
                  decrease in retained earnings (deficit) from
                  accrued dividends                                                    95,841




       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                  STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY
                      FOR THE YEAR ENDED DECEMBER 31, 1996




                                                                      Additional        Retained
                                                          Common       Paid-in          Earnings
                                                          Stock        Capital          (Deficit)               Total
                                                          -----        -------          ---------               -----
Balance, beginning of year as
         previously reported                              $500         $9,500          $(1,062,896)         $(1,052,896)

Prior Period Adjustment
         (Note 7)                                            0              0             (297,209)            (297,209)
                                                          ----         ------          -----------          -----------

Balance, beginning of year
         restated                                          500          9,500           (1,360,105)
                                                                                                             (1,350,105)

Accrued dividends on mandatory
redeemable preferred stock (NOTE 11)                       0              0              (95,841)             (95,841)

Net Income                                                   0              0              101,531              101,531
                                                          ----         ------          -----------          -----------


Balance, December 31, 1996                                $500         $9,500           (1,354,415)          (1,344,415)
                                                          ====         ======          ===========          ===========























       See Independent Auditors' Report And Notes To Financial Statements

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1)       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         The company was organized in 1989 as a Delaware corporation. It is engaged in the publication and distribution of school instructional material. It began operating in March of 1990 when it acquired a segment of New Readers Press, a division of Laubach Literacy International. The intangible assets exclusive of organization costs as shown on the balance sheet arose from this acquisition. A summary of the company's accounting policies that affect the more significant elements of the financial statements is stated below.

         INVENTORY

         Inventory is stated at lower of cost or market which is determined using the first-in, first-out methods. Inventory consists only of finished goods.

         DEPRECIATION

         Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the assets using the straight line method. Maintenance and repairs are charged to expense as incurred; major renewals or improvements are capitalized. On sale or retirement of property and equipment, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is included in the results of current operations.

         Depreciation provisions have been computed based upon the following estimated lives:

                  Computer and Office Furniture      5 - 7 years

         ACCOUNTING FOR LONG-LIVED ASSETS

         The company generates operating revenue with its long-lived assets and builds up an acceptable revenue base and related cash flows. Management has and will continue, on a periodic basis, to closely evaluate its equipment, deferred prepublication, and intangible assets, to determine potential impairment by comparing their carrying value with the estimated future net undiscounted cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future net cash flows be less than the carrying value, the Company would recognize an impairment loss at that date. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value (estimated) discounted future cash flows or appraisals of assets) of the long-lived assets. To date, management has determined that no impairment of long-lived assets exists.

                        See Independent Auditors Report.

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1996


1)       SUMMARY OF SIGNIFICANT POLICIES - continued

         DEFERRED PRE-PUBLICATION COSTS

         Pre-publication costs of new books consist primarily of freelance page make-up, outside editorial, design, layout, art, photo services, mechanicals, film, plate preparation charges, and photo and text permissions. These costs are amortized over three years by the straight-line method from the date of initial publication.

         PREPAID CATALOG EXPENSES

         The cost of Catalogs, which have not been mailed to customers are capitalized until the actual date of mailings. An expense is recognized in the financial statements of the Company in the period in which they are actually mailed.

         ADVANCE ROYALTIES

         Advance royalties are capitalized as incurred, and these costs are expensed when earned by the authors.

         INTANGIBLE ASSETS

         Intangible Assets are amortized using the straight-line method over the following useful lives:

                     Copyrights                         10 years
                     Trade-Name Rights                 3.5 years
                     Goodwill                           40 years
                     Restrictive Covenant                3 years
                     Organization Costs                  5 years

         USE OF ESTIMATES

         In preparing financial statements in conformity with Generally Accepted Accounting Principles (GAAP), management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting period. Actual results could differ from those estimates.




                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



1)       SUMMARY OF SIGNIFICANT POLICIES - continued

         FAIR VALUE OF FINANCIAL INSTRUMENTS

         The financial statements include the following financial instruments and methods and assumptions used in estimating their fair value: for cash and cash equivalents, the carrying amount is fair value; for trade accounts receivable and accounts payable, the carrying amounts approximate their fair values due to the short term nature of these instruments; and for the fixed rate notes payable fair value has been estimated based on discounted cash flows using interest rates being offered for similar borrowings. No separate comparison of fair values versus carrying values is presented for the aforementioned financial instruments since their fair value are not significantly different than their balance sheet carrying amounts. In addition, the aggregate fair values of financial instruments would not represent the underlying value of the company.

         REVENUE RECOGNITION

         Generally, the company recognizes sales upon shipments and estimates sales returns if right of return exists.

         CASH EQUIVALENTS

         For purposes of the statement of cash flows, the company considers all short-term securities purchases with a maturity of three months or less to be cash equivalents.

2)       DEFERRED PREPUBLICATION COSTS

         The activity in deferred prepublication costs and the balance as of December 31, 1996 is as follows:

         Prepublication Costs - December 31, 1995                     $ 392,297
         Accumulated Amortization - December 31, 1995                  (195,644)
                                                                      ---------
                           Net                                          196,653
         Capitalized prepublication costs - current year                 71,803
         Amortization expense - current year                            (83,324)

         Balance as of December 31, 1996                              $ 185,132
                                                                      =========

         The amount to be amortized over the next twelve months is $ 87,378, which is reflected as current asset. The non-current portion is $97,754.

                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



3)       ACCOUNTS RECEIVABLE

                  Trade Accounts Receivable                                              $ 264,063
                  Less: Allowance for Doubtful Accounts                                     (9,297)
                                                                                         ---------

                  Net Accounts Receivable                                                $ 254,766
                                                                                         =========

4)       EQUIPMENT

         Equipment consisted of the following at December 31, 1996

                  Furniture and Fixtures                                                 $  23,036
                  Computer                                                                  65,552
                  Accumulated Depreciation                                                 (39,934)
                                                                                         ---------

                  Net                                                                    $  48,654
                                                                                         =========

5)       INTANGIBLE ASSETS

         Intangible assets consist of the following at December 31, 1996

                  Copyrights                                                             $ 658,513
                  Future List Royalty                                                      124,129
                  Trade Name Rights                                                         50,000
                  Goodwill                                                                  25,000
                  Restrictive Covenant                                                     100,000
                  Organization Costs                                                         1,244
                                                                                         ---------
                                                                                           958,886

                  Accumulated Amortization                                                (748,909)
                                                                                         ---------

                  Net                                                                    $ 209,977
                                                                                         =========


         Amortization Expense for 1996 was $ 50,229 which includes $ 6,957 of royalty expense for future list royalties which is reflected in Cost of Sales.

         The majority of intangible assets arose as a result of a business transaction and are recorded at cost.


                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



6)       NOTES PAYABLE

                                                        Current         Long-Term
                                                        Portion          Portion             Total
                                                        -------          -------             -----
         Riverside Bank - Installment Loan             $ 40,681          $56,852          $ 97,533
         Riverside Bank - Line of Credit                 81,000              -0-            81,000
         Vicks Lithograph and Print Corp.-
         Installment Note                                47,122              -0-            47,122
                                                       --------          -------          --------
         Total                                         $168,803          $56,852          $225,655
                                                       ========          =======          ========


         The company obtained a $ 200,000 installment loan from Riverside Bank on November 12, 1993. The term of the loan is five years and monthly payments are $ 4,100 consisting of principal and interest charged at a rate of 2.5 points above the banks index. The loan is due to mature on November 12, 1998. Intangible Assets are pledged as security. Cherry Tree Ventures, a limited partnership, which owns the majority of the issued and outstanding shares of capital stock of the company, has agreed to purchase the outstanding principal and interest balance of the loan from the lender, in the event that the company defaults on the loan.

         The company has a line of credit for working capital needs with Riverside Bank for $100,000. As of December 31, 1996, the company had $ 81,000 outstanding against this line of credit. The loan will mature on April 4, 1997. Borrowings accrue interest at one percent above the banks index rate. The loan is secured by business assets, primarily accounts receivable.

         The company converted $192,000 in accounts payable, owed to Vicks Lithograph Print Corp., to an installment loan in March 1996. The term of the loan is fifteen months. Interest is charged at 8.25% and payments are made monthly. The loan will mature in June 1997.










                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996



7)       PRIOR PERIOD ADJUSTMENT

         The prior period adjustment of $ (297,209), in the statement of changes in stockholders equity, represents a reduction of stockholders equity resulting from the recognition of a $ 540,196 deferred tax asset, a decrease in prepaid catalog expenses in the amount of $ 264,927, a related increase in accrued catalog expenses in the amount of $ 34,316, and a $538,162 adjustment to mandatory redeemable preferred stock for additional accrued dividends and a remaining liquidating preference adjustment. This restatement was made to properly reflect those items on the company's December 31, 1996 Balance Sheet and their effect on the statement of operations for the year then ended.

         Balance Sheet amounts as of December 31, 1995 are as follows:

                                                  As Previously
                                                     Reported           Adjustment             As Restated
                                                     --------           ----------             -----------
         Deferred Tax Assets - Current            $     - 0 -           $  80,065             $    80,065
         Deferred Tax Assets - Noncurrent               - 0 -             460,131                 460,131
         Prepaid Catalogs - Current                   235,256            (203,352)                 31,904
         Prepaid Catalogs - Noncurrent                 61,575             (61,575)                  - 0 -
         Accrued Expense                              (39,963)            (34,316)                (74,279)
         Mandatory redeemable
                  preferred stock                  (1,820,920)           (538,162)             (2,359,082)
                                                                        $(297,209)
                                                                        =========


8)       INCOME TAXES

         The company accounts for its income taxes using the Financial Accounting Standards No. 109 which requires the establishment of a deferred tax asset or liability for the recognition of future deductible or taxable amounts and operating loss and tax credit carryfowards. Deferred tax expense or benefit is recognized as a result of the changes in the deferred tax assets and liabilities during the year.









                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996


8)       INCOME TAXES - CONTINUED

         Deferred tax assets as of December 31, 1996 consisted of the following

                         Current           $122,095
                         Noncurrent         326,572
                                           --------
                         Total             $448,667
                                           ========

         The company's deferred tax assets represent the tax effects of a net operating loss carryfoward and deductible temporary differences in reporting amortization, reserve for uncollectible accounts receivable, and tax inventory adjustments.Taxes are computed at statutory federal rates of 35% and state tax rate of 9%

         Income tax expense for the year ended December 31, 1996 consisted of the following:

                  Current:                 $  2,220
                  Deferred:                  91,529
                                           --------
                  Total                    $ 93,749
                                           ========

         At December 31, 1996, the company has net operating loss carryfowards of approximately $ 550,000 due to expire as follows as follows:

                  December 31, 2006                             37,332
                  December 31, 2007                            230,126
                  December 31, 2008                            282,542
                                                              --------
                                 Total                        $550,000
                                                              ========

9)       ACCRUED EXPENSES

         The components of accrued expenses are as follows:

              Interest                                      $18,724
              Professional Fees                              10,620
              Outside Services                               12,500
              Compensation                                   22,621
              Other                                          12,804
                                                            -------

                      Total                                 $77,269
                                                            =======




                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996




10)      COMMITMENTS

         The company is obligated under the following operating leases. The company renewed the lease for the rental of its premises in October 1996, for an additional three years. The lease expires in September 1999. Monthly payments are currently $ 3,297, and will increase each year, based upon the consumer price index. The company leases two automobiles under 38 and 36 month operating leases. The company leases office equipment under operating leases that range from 36 to 63 months in duration.

         Future minimum rental obligations under the operating leases is as follows.

                        1997                 48,000
                        1998                 50,354
                        1999                 38,547
                        2000                    912
                        2001                    456
                        ----                -------
                        Total               138,269
                                            =======

11)      MANDATORY REDEEMABLE PREFERRED STOCK

         The company has authorized 6,000,000 shares of preferred stock for designation and issuance, of which, 4,041,880 were not designated as of December 31, 1996.

         Shareholders of 1990 and 1993 preferred stock are entitled to cumulative quarterly dividends at the rates of $ .042 and $ .062, respectively, per share per annum . The preferred stock has a liquidating value of $ .84624 and $ 1.25 , respectively, plus unpaid accumulated dividends prior to payments to common stock stockholders.

         Under a required redemption provision, commencing on August 24, 1998, the company is required to redeem one third of preferred stock from each shareholder, if adequate cash funds are available, at a price equal to the liquidating value.

         Each share is convertible at the option of the holder into one common share subject to a possible adjustment for non-cash dividends.







                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996




12)      EMPLOYMENT AGREEMENTS

         The company has employment agreements with two of its officers, James Peoples and Diane Miller. These agreements are renewed on a periodic basis and provide for annual base salary which is not subject to annual increases. The agreements provides for an annual bonus if certain established revenue goals are met.

13)      STOCK OPTIONS

         The company has a 1993 Stock Option Plan effective August 24, 1993 (the
         Plan). The Plan permits the granting of incentive stock options and nonqualified options. A total of 250,000 shares of the Company's common stock have been reserved for issuance pursuant to options granted under the 1993 Plan.

         Grants under the Plan are accounted for following APB Opinion No. 25 and related interpretations. Had compensation cost for the options been determined using the fair value method required by FASB Statement No. 123, the company's net income on a proforma basis, for 1996 would have as follows:


         Net Income:
                 As Reported.................$101,531
                 Pro forma.....................95,646

         The fair value of each option grant is estimated on the date of the grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants: risk-free interest rate of 8% for 1993, expected lives of 5 years, and expected volatility of 0%.







                        See Independent Auditors' Report

                       THE PEOPLES PUBLISHING GROUP INC.
                         NOTES TO FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 1996






14)      STOCK OPTIONS (CONTINUED)

         A summary of stock option activity is as follows:

                                                          Weighted-
                                                           Average                                  Weighted
                                                            Grant                                    Average
                                                          Fair Value            Shares           Exercise Price
                                                          ----------            ------           --------------
         Outstanding at December 31, 1995                                      100,000                $1.25
                  Granted...........................                              0
                  Exercised.........................                              0
                                                                               -------
         Outstanding at December 31, 1996                                      100,000                $1.25
                                                                               =======


         The following table summarizes additional information about stock options outstanding as of December 31, 1996:

                                                                              Weighted
                                                                               Average
                                                                              Remaining              Number
                                                            Number           Contractual           of Options
         Range of                                         of Options            Lives            Exercisable at
         Exercise Prices                                  Outstanding        (In Years)          Dec. 31, 1996
         ---------------                                  -----------        -----------         -------------
                  $1.25.............................        100,000             1.35                100,000
                  ======                                    =======                                 =======













                        See Independent Auditors' Report